--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the quarter ended March 31, 2005. The net asset value at that date was $20.29 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $17.40 per share. During the quarter, the fund completed its first full year of operations and produced the following total returns (including income) compared to its relevant benchmarks:

                                               TOTAL RETURN, PERIOD ENDED 3/31/05
                                         -----------------------------------------------
                                             MARKET PRICE(a)        NET ASSET VALUE(a)
                                         ----------------------   ----------------------
                                                       SINCE                   SINCE
                                          QUARTER  INCEPTION(b)    QUARTER  INCEPTION(b)
                                          -------  ------------    -------  ------------
Cohen & Steers REIT and Utility Income
  Fund.................................     -5.6%        -5.2%       -4.0%      12.4%
NAREIT Equity REIT Index(c)............     -7.1%        14.6%       -7.1%      14.6%
S&P 1500 Utilities Index(d)............      4.7%        22.2%        4.7%      22.2%
Merrill Lynch Fixed Rate Preferred
  Index(e).............................     -2.4%         1.3%       -2.4%       1.3%

    The fund's portfolio at quarter-end consisted of 41.2% REIT common stocks, 40.8% utility common stocks and 17.7% preferred stocks and other fixed-income investments. The preferred allocation provides diversification benefits and helps increase the income potential of the fund.

    During the quarter, the fund's directors declared three monthly distributions of $0.115 per share, payable in April, May and June. This monthly rate represents an increase of $0.01 per share, or 9.5% over the prior monthly rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision of the board of directors to augment investment income with the fund's capital, which has increased since the fund's initial public offering due to unrealized

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b)   The fund commenced operations on January 30, 2004.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(e) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

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                                       1

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

appreciation in the fund's portfolio investments.(f) As of March 4, 2005, the fund had unrealized appreciation in its portfolio investments equivalent to $2.52 per common share.

INVESTMENT REVIEW

    Over the last several quarters, we have focused on the rebound in real estate and utility fundamentals when determining the outlook for real estate and utility stocks. In 2004, strong share price performance reflected substantial turnarounds in fundamentals for both sectors. For a number of reasons, however, sector share price performance diverged in the first quarter, as REITs had a total return of -7.1% and utilities had a total return of 4.7%.

    Our view of why REIT share prices declined during the quarter is different from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets over the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits in a financial market environment that already was subject to overall poor investor sentiment.

    Health care REITs, which had an -11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, long-term lease terms tend to make this group more interest-rate-sensitive. Industrial and mixed office/industrial REITs, which returned -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers in early 2005.

    Self storage was the best performing property type in the quarter with a 0.8% total return. U-Store-It Trust and Equity Office Properties were among our best performing holdings, returning 6.0% and 5.2%, respectively. Our

-------------------
(f) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets.

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                                       2

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

overweight in the office sector, which returned -2.9%, has been motivated by our expectation for a sustained recovery in office fundamentals and contributed significantly to our relative performance.

    Reflecting strong fundamentals and attractive earnings and dividend growth, the utility sector outperformed the broader equity market in the first quarter of 2005. Favorable commodity prices, constructive regulation, and a focus on core businesses drove positive performance for many companies that previously faced the challenges of partial deregulation. Many utility companies raised their dividends in the first quarter, sustaining an upward pattern that began last year. In fact, over the 12 months ended 3/31/2005, 33 domestic electric utilities increased their dividends by an average of 14.8%. Over the same period, 22 companies had no change in their dividends and no companies reduced their dividends. In addition, because utilities represent the highest-yielding equity investments whose dividends are generally subject to the 15% federal tax rate on qualified dividend income, investor demand for shares of companies in this sector continued to escalate.

    One factor that influenced our performance relative to the utility indexes was the strong performance of the independent power producers. Because their business models do not offer the stability and visibility of cash flows and attractive dividend income profiles offered by traditional utilities, we generally do not invest in independent power producers.

    The fund's best performing utility subsector during the quarter was the integrated electric group, which benefited from high commodity prices. Utilities with low-cost nuclear and coal-fired generation continued to sell excess production in a wholesale power market where pricing is increasingly determined by rising natural gas prices. Many utilities also own businesses engaged in natural gas exploration/production and gathering/processing, which have benefited from high oil and gas prices.

    Duke Energy Corp. and Dominion Resources, with returns of 11.7% and 10.9%, respectively, were the best performing investments in the quarter. Both companies have profited from higher crude oil or natural gas prices. Duke Energy, the fund's top holding, is reaping incremental earnings from its natural gas gathering systems and processing plants, as natural gas liquid prices track higher crude oil prices. Dominion directly benefits from higher oil and gas prices, considering that it is one of the largest independent oil and gas producers.

    The electric distribution sector was the worst performing utility subsector for the quarter, declining 0.9% due to a strong perception of interest-rate-sensitivity. National Grid Transco underperformed, with a -2.6% total return. Hawaiian Electric Industries, Inc., which returned -11.5%, also detracted from performance due to apprehension that higher interest rates may pressure its large financial services business. Puget Energy also underperformed (-9.8% total return) due to expectations for a continued lag in regulatory recovery of its significant investments in electric generation infrastructure.

INVESTMENT OUTLOOK

    With its focus on two of the highest-yielding sectors of the equity market, we believe Cohen & Steers REIT and Utility Income Fund is well-positioned to meet what we expect to be an increased demand for equities that provide attractive dividend income and potential dividend growth. Companies that pay high dividends are

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

becoming increasingly attractive to investors, in our view, due to the aging of Baby Boomers, the reduced 15% tax rate on qualified dividend income, and the importance of dividends in what is generally considered a low return environment. The U.S. population aged 60-69 is expected to grow 4-5% annually within the next decade compared to 1% for the U.S. population overall. These investors will not only seek current income as they retire, but they will also need inflation protection as life expectancies continue to increase. Historically, companies that pay dividends, and particularly those that have increased dividends, have delivered significantly greater returns than companies that do not pay dividends or that have reduced their dividends. Furthermore, in a sustained period of low financial asset returns, a greater proportion of overall investor returns should come from dividend income.

    Due to concerns regarding the potential impact of high oil prices and rising interest rates on the economy, the broader equity markets were volatile in the first quarter. While the Fed's current tightening cycle will inevitably cause some dislocations in the economy, and while economic growth may slow somewhat, we believe healthy earnings growth in the REIT sector will continue, though perhaps not accelerate as quickly, in the near term. By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful.

    We remain optimistic on the utility sector considering the positive regulatory environment, improving industry fundamentals, management's focus on core utility businesses and balance sheet repair, and favorable commodity prices. We expect that utilities will continue to demonstrate earnings and dividend growth that are attractive relative to the broader market. Utilities with low cost generation, in our view, will continue to demonstrate the strongest profit growth. By selling into a power market driven up by higher natural gas prices, companies in this subsector, we believe, will see attractive profit margins from their unregulated fleets of nuclear and coal generation due to the relatively stable, lower costs for these fuels.

    In summary, we believe both the increasing demand for dividend income and strong fundamentals in both the REIT and utility sectors provide a favorable environment for the fund. In our view, we have entered a period when more companies are realizing the importance of paying dividends and more investors are seeking investments with potentially high dividend yields and dividend growth. As a result, we believe Cohen & Steers REIT

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

and Utility Income Fund is well-positioned to meet its objective of high current income with the potential for capital appreciation.

Sincerely,

        MARTIN COHEN             ROBERT H. STEERS
        MARTIN COHEN             ROBERT H. STEERS
        President                Chairman

        ROBERT BECKER            WILLIAM F. SCAPELL
        ROBERT BECKER            WILLIAM F. SCAPELL
        Portfolio Manager        Portfolio Manager

                    JOSEPH M. HARVEY
                    JOSEPH M. HARVEY
                    Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2005, AMPS represented 35% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 58% of our borrowings at an average interest rate of 3.4%, for an average remaining period of 3.9 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)


Leverage (as % of managed net assets)..............    35%
% Fixed Rate.......................................    58%
% Variable Rate....................................    42%
Average Rate on Swaps..............................   3.4%
Average Term on Swaps..............................   3.9 years
Current Rate on AMPS...............................   3.2%

-------------------
(a)   Data as of March 31, 2005. Information subject to change.

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                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
                                                              VALUE      MANAGED ASSETS
     SECURITY                                              -----------   --------------
 1.  Equity Office Properties Trust......................  $79,983,098        4.35%
 2.  DTE Energy Co. .....................................   60,088,176        3.27
 3.  Hospitality Properties Trust........................   58,522,734        3.18
 4.  CINergy Corp. ......................................   58,004,380        3.15
 5.  Southern Co. .......................................   57,109,386        3.11
 6.  Ameren Corp. .......................................   54,685,358        2.97
 7.  Duke Energy Corp. ..................................   54,619,500        2.97
 8.  Public Service Enterprise Group.....................   51,806,475        2.82
 9.  Consolidated Edison.................................   47,853,210        2.60
10.  Nationwide Health Properties........................   42,721,919        2.32

                            SECURITY TYPE BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                   [PIE CHART]

              Common Stock                                   81.47%
              Preferred Securities -- $25 Par Value          11.83
              Preferred Securities -- Capital Trust           3.04
              Corporate Bond                                  2.71
              Cash and Other Assets in Excess of Liabilities  0.95

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                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD(a)
                                                ----------   --------------   ------------
COMMON STOCK                          125.48%(b)
  REAL ESTATE                          63.07%
    DIVERSIFIED                         5.29%
         Capital Trust -- Class A.............      66,100   $    2,193,198       6.63%
         Colonial Properties Trust............      78,500        3,015,185       7.03
         iStar Financial......................     892,400       36,749,032       7.12
         Lexington Corporate Properties Trust.     969,600       21,273,024       6.56
                                                             --------------
                                                                 63,230,439
                                                             --------------
    HEALTH CARE                         7.56%
         Health Care Property Investors.......     725,300       17,022,791       7.08
         Healthcare Realty Trust..............     153,500        5,593,540       7.14
         Health Care REIT.....................     467,500       14,960,000       7.50
         Nationwide Health Properties.........   2,113,900       42,721,919       7.32
         Ventas...............................     400,000        9,984,000       5.77
                                                             --------------
                                                                 90,282,250
                                                             --------------
    HOTEL                               5.24%
         Hospitality Properties Trust.........   1,449,300       58,522,734       7.13
         Strategic Hotel Capital..............     274,900        4,041,030       5.99
                                                             --------------
                                                                 62,563,764
                                                             --------------
    INDUSTRIAL                          2.91%
         First Industrial Realty Trust........     918,400       34,743,072       7.35
                                                             --------------
    MORTGAGE                            2.89%
         Newcastle Investment Corp. ..........   1,164,400       34,466,240       8.45
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on net assets applicable to common shares of the fund.

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                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OFFICE                             19.00%
         American Financial Realty Trust......     347,600   $    5,085,388       7.38%
         Arden Realty.........................     975,300       33,013,905       5.97
         Brandywine Realty Trust..............     356,200       10,116,080       6.20
         CRT Properties.......................     106,100        2,310,858       6.43
         CarrAmerica Realty Corp. ............     150,000        4,732,500       6.34
         Equity Office Properties Trust.......   2,654,600       79,983,098       6.64
         HRPT Properties Trust................   3,089,700       36,798,327       7.05
         Highwoods Properties.................      53,100        1,424,142       6.34
         Mack-Cali Realty Corp. ..............     170,500        7,220,675       5.95
         Prentiss Properties Trust............     504,600       17,237,136       6.56
         Reckson Associates Realty Corp.......     942,800       28,943,960       5.53
                                                             --------------
                                                                226,866,069
                                                             --------------
    RESIDENTIAL                        12.27%
       APARTMENT                       11.28%
         AMLI Residential Properties Trust....   1,002,100       27,447,519       7.01
         Apartment Investment & Management Co.     323,900       12,049,080       6.45
         Archstone-Smith Trust................     277,000        9,448,470       5.04
         Education Realty Trust(a)............     418,700        6,962,981         --
         GMH Communities Trust................     524,100        6,137,211       7.77
         Gables Residential Trust.............     780,700       25,997,310       7.24
         Home Properties......................     615,400       23,877,520       6.49
         Mid-America Apartment Communities....     188,700        6,887,550       6.41
         Town & Country Trust.................     600,000       15,870,000       6.50
                                                             --------------
                                                                134,677,641
                                                             --------------
       MANUFACTURED HOME                0.99%
         Affordable Residential Communities...     726,900        9,195,285       9.88
         Sun Communities......................      75,000        2,685,000       7.04
                                                             --------------
                                                                 11,880,285
                                                             --------------
         TOTAL RESIDENTIAL....................                  146,557,926
                                                             --------------
    SELF STORAGE                        2.12%
         Extra Space Storage..................     708,800        9,568,800       6.74
         Sovran Self Storage..................     154,900        6,138,687       6.11
         U-Store-It Trust(a)..................     555,200        9,660,480         --
                                                             --------------
                                                                 25,367,967
                                                             --------------

-----------------
(a)   Nonincome producing security.

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                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    SHOPPING CENTER                     5.79%
       COMMUNITY CENTER                 2.86%
         Cedar Shopping Centers...............     472,500   $    6,728,400       6.32%
         Heritage Property Investment Trust...     250,000        7,420,000       7.08
         Inland Real Estate Corp. ............     111,100        1,669,833       6.25
         Kramont Realty Trust.................      52,200        1,221,480       5.56
         New Plan Excel Realty Trust..........     682,500       17,137,575       6.57
                                                             --------------
                                                                 34,177,288
                                                             --------------
       FREE STANDING                    2.32%
         Commercial Net Lease Realty..........   1,500,300       27,680,535       7.05
                                                             --------------
       REGIONAL MALL                    0.60%
         Glimcher Realty Trust................     305,500        7,240,350       8.11
                                                             --------------
         TOTAL SHOPPING CENTER................                   69,098,173
                                                             --------------
         TOTAL REAL ESTATE....................                  753,175,900
                                                             --------------
    UTILITY                            60.43%
       ELECTRIC -- DISTRIBUTION         7.38%
         Consolidated Edison..................   1,134,500       47,853,210       5.41
         Energy East Corp.....................     352,100        9,232,062       4.20
         National Grid Transco plc (ADR)......     105,800        4,946,150       4.56
         NSTAR................................      93,000        5,049,900       4.27
         Pepco Holdings.......................   1,000,800       21,006,792       4.76
                                                             --------------
                                                                 88,088,114
                                                             --------------

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                                       10

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       ELECTRIC -- INTEGRATED          49.75%
         Ameren Corp. ........................   1,115,800   $   54,685,358       5.18%
         American Electric Power Co...........     291,100        9,914,866       4.11
         CINergy Corp. .......................   1,431,500       58,004,380       4.74
         Cleco Corp. .........................     243,500        5,186,550       4.23
         DTE Energy Co........................   1,321,200       60,088,176       4.53
         Dominion Resources...................     169,700       12,630,771       3.60
         Duke Energy Corp. ...................   1,950,000       54,619,500       3.93
         E.ON AG (ADR)........................     508,500       14,619,375       3.27
         Edison International.................     250,000        8,680,000       2.88
         Enel S.P.A. (ADR)....................     190,400        9,141,104       4.50
         Entergy Corp. .......................     419,500       29,641,870       3.06
         Exelon Corp. ........................     815,400       37,418,706       3.49
         FPL Group............................     204,600        8,214,690       3.54
         FirstEnergy Corp. ...................     322,300       13,520,485       3.93
         Hawaiian Electric Industries.........     485,200       12,382,304       4.86
         PG&E Corp. ..........................     530,000       18,073,000       3.52
         PPL Corp. ...........................     229,500       12,390,705       3.41
         Pinnacle West Capital Corp. .........     397,500       16,897,725       4.47
         Progress Energy......................     842,300       35,334,485       5.63
         Public Service Enterprise Group......     952,500       51,806,475       4.12
         Southern Co..........................   1,794,200       57,109,386       4.49
         Xcel Energy..........................     800,000       13,744,000       4.83
                                                             --------------
                                                                594,103,911
                                                             --------------
       GAS -- INTEGRATED                3.30%
         KeySpan Corp. .......................     799,200       31,144,824       4.67
         Puget Energy.........................     372,500        8,209,900       4.54
                                                             --------------
                                                                 39,354,724
                                                             --------------
         TOTAL UTILITY........................                  721,546,749
                                                             --------------
    UTILITY -- FOREIGN                  0.74%
       ELECTRIC -- INTEGRATED
         RWE AG...............................      70,000        4,233,070       3.19
         Scottish and Southern Energy plc.....     274,905        4,579,404       4.50
                                                             --------------
                                                                  8,812,474
                                                             --------------

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
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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    TELECOMMUNICATION SERVICES          1.24%
         FairPoint Communications.............     986,000   $   14,760,420      10.02%
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $1,421,598,393).......                1,498,295,543
                                                             --------------
  PREFERRED SECURITIES --
  $25 PAR VALUE                        18.22%
    BANK                                0.14%
         Colonial Capital Trust IV, 7.875%....      56,300        1,452,540       7.63
         Zions Capital Trust, 8.00%,
            Series B..........................      10,000          264,100       7.57
                                                             --------------
                                                                  1,716,640
                                                             --------------
    BANK -- FOREIGN                     0.10%
         Northern Rock plc, 8.00%,
            Series A..........................      45,531        1,142,204       7.97
                                                             --------------
    FINANCE                             0.44%
         Ford Motor Credit Co., 7.60%.........      38,000          912,380       8.39
         MBNA Capital, 8.125% Series D
            (TruPS)...........................     105,142        2,682,172       7.96
         MBNA Capital, 8.10% Series E
            (TOPrS)...........................      64,000        1,652,480       7.84
                                                             --------------
                                                                  5,247,032
                                                             --------------
    INSURANCE -- PROPERTY/CASUALTY      0.05%
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................      24,300          621,108       7.43
                                                             --------------
    MEDIA                               0.48%
         Liberty Media Corp., 8.75% (CBTCS)...      33,800          860,210       8.60
         Liberty Media Corp., 8.75% (PPLUS)...      55,700        1,427,591       8.53
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     139,000        3,493,070       8.46
                                                             --------------
                                                                  5,780,871
                                                             --------------
    REAL ESTATE                        16.85%
       DIVERSIFIED                      2.96%
         Bedford Property Investors, 7.625%,
            Series B..........................     253,050        6,300,945       7.66
         Forest City Enterprises, 7.375%,
            Class A...........................     519,000       13,078,800       7.32
         iStar Financial, 7.875%, Series E....     258,000        6,558,360       7.74
         iStar Financial, 7.65%, Series G.....      77,000        1,935,010       7.59
         iStar Financial, 7.50%, Series I.....     250,000        6,212,500       7.55
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      50,000        1,309,000       7.69
                                                             --------------
                                                                 35,394,615
                                                             --------------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
       HEALTH CARE                      3.16%
         Health Care REIT, 7.875%,
            Series D..........................      63,536   $    1,591,577       7.86%
         Health Care REIT, 7.625%,
            Series F..........................     305,600        7,640,000       7.62
         LTC Properties, 8.00%, Series F......     600,000       15,438,000       7.77
         Omega Healthcare Investors, 8.375%,
            Series D..........................     500,000       13,000,000       8.05
                                                             --------------
                                                                 37,669,577
                                                             --------------
       HOTEL                            0.76%
         Host Marriott Corp., 8.875%,
            Series E..........................      80,000        2,156,000       8.23
         Innkeepers USA, 8.00%, Series C......     222,900        5,594,790       7.97
         LaSalle Hotel Properties, 10.25%,
            Series A..........................      50,000        1,335,000       9.60
                                                             --------------
                                                                  9,085,790
                                                             --------------
       OFFICE                           4.76%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     374,250        9,822,191       8.05
         Brandywine Realty Trust, 7.375%,
            Series D..........................      27,500          682,000       7.43
         Brandywine Realty Trust, 7.50%,
            Series C..........................     177,410        4,399,768       7.56
         Corporate Office Properties Trust,
            8.00%, Series G...................       8,000          200,800       7.97
         CRT Properties, 8.50%, Series A......     111,900        2,909,400       8.17
         Equity Office Properties Trust,
            7.75%, Series G...................      24,600          628,530       7.58
         Highwoods Properties, 8.00%,
            Series B..........................     137,215        3,433,119       7.99
         Highwoods Properties, 8.00%,
            Series D..........................      60,089        1,502,225       8.00
         Kilroy Realty Corp., 7.80%,
            Series E..........................      99,500        2,502,425       7.75
         Maguire Properties, 7.625%,
            Series A..........................     590,400       14,671,440       7.67
         SL Green Realty Corp., 7.625%,
            Series C..........................     424,500       10,761,075       7.55
         SL Green Realty Corp., 7.875%,
            Series D..........................     211,200        5,315,904       7.82
                                                             --------------
                                                                 56,828,877
                                                             --------------
       OFFICE/INDUSTRIAL                0.71%
         PS Business Parks, 7.00%,
            Series H..........................      44,100        1,070,748       7.20
         PS Business Parks, 6.875%,
            Series I..........................     246,900        5,718,204       7.42
         PS Business Parks, 7.95%,
            Series K..........................      65,000        1,712,750       7.54
                                                             --------------
                                                                  8,501,702
                                                             --------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    RESIDENTIAL                         1.55%
       APARTMENT                        0.27%
         Apartment Investment & Management
            Co., 8.00%, Series V..............      29,700   $      741,015       8.02%
         Apartment Investment & Management
            Co., 7.875%, Series Y.............       5,000          123,750       7.95
         Colonial Properties Trust, 8.125%,
            Series D..........................       9,900          250,668       8.02
         Gables Residential Trust, 7.50%,
            Series D..........................      45,400        1,157,700       7.41
         Mid-America Apartment Communities,
            8.30%, Series H...................      38,100          979,170       8.07
                                                             --------------
                                                                  3,252,303
                                                             --------------
       MANUFACTURED HOME                1.28%
         Affordable Residential Communities,
            8.25%, Series A...................     607,100       15,238,210       8.22
                                                             --------------
         TOTAL RESIDENTIAL....................                   18,490,513
                                                             --------------
    SELF STORAGE                        0.02%
         Public Storage, 8.00%, Series R......       8,600          221,966       7.75
                                                             --------------
    SHOPPING CENTER                     2.39%
       COMMUNITY CENTER                 1.45%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      26,500          684,495       7.74
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     300,700        7,580,647       7.44
         Kramont Realty Trust, 8.25%, Series E     260,000        6,593,600       8.13
         Saul Centers, 8.00%, Series A........      96,300        2,442,168       7.89
                                                             --------------
                                                                 17,300,910
                                                             --------------
       REGIONAL MALL                    0.94%
         CBL & Associates Properties,
            7.75%, Series C...................     114,710        2,925,105       7.60
         CBL & Associates Properties,
            7.375%, Series D..................      60,000        1,483,200       7.46
         Cedar Shopping Centers, 8.875%,
            Series A..........................     137,500        3,609,375       8.45
         Mills Corp., 9.00%, Series C.........     109,400        2,861,904       8.60
         Mills Corp., 8.75%, Series E.........      12,400          323,888       8.37
                                                             --------------
                                                                 11,203,472
                                                             --------------
         TOTAL SHOPPING CENTER................                   28,504,382
                                                             --------------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    SPECIALTY                           0.54%
         Capital Automotive REIT, 7.50%,
            Series A..........................      50,300   $    1,244,925       7.58%
         Capital Automotive REIT, 8.00%,
            Series B..........................     200,000        5,220,000       7.66
                                                             --------------
                                                                  6,464,925
                                                             --------------
         TOTAL REAL ESTATE....................                  201,162,347
                                                             --------------
  UTILITY                               0.16%
    ELECTRIC -- INTEGRATED              0.15%
         Energy East Capital Trust I, 8.25%...      48,200        1,262,840       7.87
         Northern States Power Company,
            8.00% (PINES).....................       9,500          254,315       7.47
         PSEG Funding Trust II, 8.75%
            Series............................       8,500          233,070       7.98
                                                             --------------
                                                                  1,750,225
                                                             --------------
    GAS -- DISTRIBUTION                 0.01%
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................       5,700          153,615       7.14
                                                             --------------
         TOTAL UTILITY........................                    1,903,840
                                                             --------------
            TOTAL PREFERRED SECURITIES -- $25
              PAR VALUE
              (Identified
              cost -- $214,008,711)...........                  217,574,042
                                                             --------------
PREFERRED SECURITIES CAPITAL TRUST      4.68%
    BANK                                0.30%
         Astoria Capital Trust I, 9.75%,
            due 11/1/29, Series B.............   3,000,000        3,586,800       8.15
                                                             --------------
    DIVERSIFIED FINANCIAL SERVICES      1.34%
         Old Mutual Capital Funding,
            8.00%, due 5/29/49 (Eurobond).....  15,450,000       15,964,222       7.74
                                                             --------------
    ELECTRIC -- INTEGRATED              0.39%
         DPL Capital Trust II, 8.125%, due
            9/1/31............................   4,000,000        4,629,680       7.02
                                                             --------------
    FOOD                                0.83%
         Dairy Farmers of America, 7.875%,
            Series 144A(a)....................      50,000        5,077,100       7.76
         Gruma S.A., 7.75%, due 12/29/49,
            144A(a).............................   5,000,000        4,786,345       8.10
                                                             --------------
                                                                  9,863,445
                                                             --------------
    INSURANCE -- MULTI-LINE             0.89%
         AFC Capital Trust I, 8.207%,
            due 2/3/27, Series B..............  10,000,000       10,672,460       7.69
                                                             --------------


--------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD
                                                ----------   --------------   ------------
    OIL COMPANY -- EXPLORATION AND
       PRODUCTION                       0.50%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   6,000,000   $    5,963,034       7.80%
                                                             --------------
    REAL ESTATE                         0.43%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14.................   5,000,000        5,212,500       7.19
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified
                cost -- $55,037,273)..........                   55,892,141
                                                             --------------

                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
CORPORATE BOND                          4.18%
  CABLE TELEVISION                      1.42%
         CSC Holdings, 7.875%, due 2/15/18...  $ 5,500,000        5,857,500       7.39
         Cablevision Systems New York Group,
            8.00%,
            due 4/15/12, 144A................    2,500,000        2,581,250       7.75
         Rogers Cable, 8.75%, due 5/01/32....    7,330,000        8,539,450       7.51
                                                             --------------
                                                                 16,978,200
                                                             --------------
  INSURANCE                            0.71%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97, 144A...............    6,000,000        6,417,804       7.20
         Oil Casualty Insurance, 8.00%,
            due 9/15/34, 144A................    2,000,000        2,095,598       7.64
                                                             --------------
                                                                  8,513,402
                                                             --------------
  MEDICAL -- HOSPITAL                  1.17%
         Columbia/HCA, 8.36%, due 4/15/24....    2,000,000        2,200,812       7.60
         Columbia/HCA, 7.69%, due 6/15/25....    2,450,000        2,531,561       7.44
         Columbia/HCA, 7.50%, due 11/15/95...    7,000,000        6,751,388       7.78
         Columbia/HCA, 7.75%, due 7/15/36....    2,325,000        2,401,400       7.50
                                                             --------------
                                                                 13,885,161
                                                             --------------
  TELEPHONE -- INTEGRATED              0.88%
         Citizens Communications Co.,
            9.00%, due 8/15/31...............   10,050,000       10,502,250       8.61
                                                             --------------
              TOTAL CORPORATE BOND
                (Identified
                cost -- $49,364,714).........                    49,879,013
                                                             --------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
COMMERCIAL PAPER                      0.22%
         Prudential FDG Corp., 2.12%, due
            04/01/05
            (Identified cost -- $2,621,000).....   $ 2,621,000   $    2,621,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,742,630,091)                152.78%                  1,824,261,739(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................     1.24%                     14,844,947
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000
  per share based on 3,360 shares
  outstanding per class), SERIES T28,
  SERIES W28, SERIES F28, (Equivalent
  to $25,000 per share based on
  3,000 shares outstanding per class).   (54.02)%                  (645,000,000)
                                         -------                 --------------
NET ASSETS -- COMMON STOCK
  (Equivalent to $20.29 per share
  based on 58,858,135 shares of
  capital stock outstanding).........    100.00%                 $1,194,106,686
                                         -------                 --------------
                                         -------                 --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depositary Receipt
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities

-------------------
(a) At March 31, 2005, net unrealized appreciation was $81,631,648 based on cost for federal income tax purposes of $1,742,630,091. This consisted of aggregate gross unrealized appreciation on investments of $106,277,882 and aggregate gross unrealized depreciation on investments of $24,646,234.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at March 31, 2005 are as follows:

                                    NOTIONAL                 FLOATING RATE(a)                       UNREALIZED
          COUNTERPARTY               AMOUNT     STOCK RATE   (RESET MONTHLY)   TERMINATION DATE    APPRECIATION
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative Products
  AG.............................  $46,000,000   3.2275%         2.850%         March 29, 2008     $ 1,401,950
Merrill Lynch Derivative Products
  AG.............................  $34,000,000   3.5350%         2.850%         April 23, 2008         756,416
Merrill Lynch Derivative Products
  AG.............................  $46,000,000   3.4150%         2.850%         March 29, 2009       1,719,064
Merrill Lynch Derivative Products
  AG.............................  $46,000,000   3.4610%         2.850%         March 29, 2010       2,206,744
Royal Bank of Canada.............  $68,000,000   2.9900%         2.850%         March 26, 2009       3,588,927
UBS AG...........................  $30,000,000   3.2200%         2.745%            May 7, 2007         537,451
UBS AG...........................  $34,000,000   3.4400%         2.850%         April 19, 2008         836,612
UBS AG...........................  $34,000,000   4.0600%         2.850%         April 19, 2010         696,050
UBS AG...........................  $34,000,000   4.1725%         2.850%         April 28, 2010         533,467
                                                                                                   -----------
                                                                                                   $12,276,681
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2005.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                            -----------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04.............                 $1,266,172,290            $21.51
    Net investment income.................  $ 20,892,595                    $ 0.35
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions.......................   (69,183,076)                    (1.16)
    Offering costs charged to paid in
       capital -- preferred shares........    (1,134,828)                    (0.02)
Distributions from net investment income
  to:
    Common shareholders...................   (18,540,313)                    (0.32)
    Preferred shareholders................    (4,099,982)                    (0.07)
                                            ------------                    ------
Net decrease in net asset value...........                    (72,065,604)            (1.22)
                                                           --------------            ------
End of period: 3/31/2005..................                 $1,194,106,686            $20.29
                                                           --------------            ------
                                                           --------------            ------

                                  TOTAL RETURN
                   (PERIOD ENDED MARCH 31, 2005) (UNAUDITED)

   BASED ON NET ASSET VALUE               BASED ON MARKET PRICE
------------------------------       --------------------------------
               SINCE INCEPTION                        SINCE INCEPTION
ONE YEAR          (1/30/04)           ONE YEAR           (1/30/04)
--------       ---------------       ----------       ---------------
11.20%             12.41%               -5.51%              -5.24%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                PRIVACY POLICY*

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                     COHEN & STEERS
                 REALTY SHARES                                INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                          FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                     COHEN & STEERS
               REALTY INCOME FUND                                  REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                 FOR TOTAL RETURN:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                    COHEN & STEERS
             INTERNATIONAL REALTY FUND                               UTILITY FUND


    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES
        OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS
                          CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                  KEY INFORMATION

Robert H. Steers                        INVESTMENT MANAGER
Director and chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and president                  (212) 832-3232

Bonnie Cohen                            FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                State Street Bank and Trust Company
                                        225 Franklin Street
George Grossman                         Boston, MA 02110
Director
                                        TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                        Equiserve Trust Company
Director                                250 Royall Street
                                        Canton, MA 02021
Richard J. Norman                       (800) 426-5523
Director
                                        TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                           The Bank of New York
Director                                100 Church Street
                                        New York, NY 10007
Willard H. Smith Jr.
Director                                LEGAL COUNSEL
                                        Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                     425 Lexington Avenue
Director                                New York, NY 10017

Robert Becker                           New York Stock Exchange Symbol: RTU
Vice president                          Web site: cohenandsteers.com

Adam Derechin                           This report is for shareholder information. This is not
Vice president and assistant treasurer  a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no
Joseph M. Harvey                        guarantee of future results and your investment may
Vice president                          be worth more or less at the time you sell.

John McLean
Chief compliance officer

William F. Scapell
Vice president

Lawrence B. Stoller
Assistant secretary


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                                       23

      COHEN & STEERS
REIT AND UTILITY INCOME FUND


     QUARTERLY REPORT
      MARCH 31, 2005



COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


Announcing our new open-end fund, Cohen & Steers International Realty Fund